Exhibit 99.1

Investor Presentation Cactus, Inc. (NYSE: WHD) May 2020

2 Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, and EBIT, which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of EBITDA, Adjusted EBITDA and EBIT to net income, the most directly comparable measure calculated in accordance with GAAP, is provided in the Appendix included in this presentation. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “may,” “hope,” “potential,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the operation of our business. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading ‘‘Risk Factors’’ included in our SEC filings. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: demand for our products and services, which is affected by, among other things, changes in the price of, and demand for, crude oil and natural gas in domestic and international markets; the level of growth in the number of rigs, pad sizes, well spacings and associated well count and availability of takeaway capacity; capital spending discipline practiced by customers; the level of fracturing activity; the size and timing of orders; availability of raw materials; transportation differentials associated with reduced capacity in and out of the storage hub in Cushing, Oklahoma; expectations regarding raw materials, overhead and operating costs and margins; availability of skilled and qualified workers; potential liabilities such as warranty and product liability claims arising out of the installation, use or misuse of our products; the possibility of cancellation of orders; our business strategy; our financial strategy, operating cash flows, liquidity and capital required for our business; our future revenue, income and operating performance; our ability to pay dividends; the termination of relationships with major customers or suppliers; laws and regulations, including environmental regulations, that may increase our costs, limit the demand for our products and services or restrict our operations; disruptions in the political, regulatory, economic and social conditions domestically or internationally; the ultimate severity and duration of the ongoing outbreak of coronavirus (COVID-19) and the extent of its impact on our business; outbreaks of other pandemic or contagious diseases that may disrupt our operations, suppliers or customers or impact demand for oil and gas; the impact of actions taken by the Organization of Petroleum Exporting Countries (OPEC) and other oil and gas producing countries affecting the supply of oil and natural gas; increases in import tariffs assessed on products from China and imported raw materials used in the manufacture of our goods in the United States which could negatively impact margins and our working capital; the significance of future liabilities under the tax receivable agreement we entered into with certain direct and indirect owners of Cactus LLC in connection with our IPO; a failure of our information technology infrastructure or any significant breach of security; potential uninsured claims and litigation against us; competition within the oilfield services industry; our dependence on the continuing services of certain of our key managers and employees; currency exchange rate fluctuations associated with our international operations; and plans, objectives, expectations and intentions contained in this presentation that are not historical. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Information Presented Except as otherwise indicated or required by the context, references in this presentation to the “Company,” “Cactus,” “we,” “us” and “our” refer to (i) Cactus Wellhead, LLC (“Cactus LLC”) and its consolidated subsidiaries prior to the completion of our IPO and (ii) Cactus, Inc. (“Cactus Inc.”) and its consolidated subsidiaries (including Cactus LLC) following the completion of our IPO on February 12, 2018. Cactus LLC is our accounting predecessor. Important Disclosures

3 ◼ Mr. Bender has served as President and CEO since co-founding Cactus Wellhead, LLC (“Cactus LLC”) in 2011. ◼ Mr. Bender previously was President of Wood Group Pressure Control from 2000 to 2011. ◼ Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011. ◼ Mr. Bender graduated from Princeton University in 1975 with a Bachelor of Science in Engineering and from the University of Texas at Austin in 1977 with a Master of Business Administration. Scott Bender President & CEO Joel Bender Senior Vice President & Chief Operating Officer ◼ Mr. Bender has served as Senior Vice President and COO since co-founding Cactus LLC in 2011. ◼ Mr. Bender previously was Senior Vice President of Wood Group Pressure Control from 2000 to 2011. ◼ Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011. ◼ Mr. Bender graduated from Washington University in 1981 with a Bachelor of Science in Engineering and from the University of Houston in 1985 with a Master of Business Administration. Steven Bender Vice President of Operations ◼ Mr. Bender has served as Vice President of Operations of Cactus LLC since 2011, managing all US service center and field operations. ◼ Mr. Bender previously was Rental Business Manager of Wood Group Pressure Control from 2005 to 2011. ◼ Mr. Bender graduated from Rice University in 2005 with a Bachelor of Arts in English and Hispanic Studies and from the University of Texas at Austin in 2010 with a Master of Business Administration. Steve Tadlock Vice President, Chief Financial Officer & Treasurer ◼ Mr. Tadlock has served as Vice President, Chief Financial Officer & Treasurer, since March 2019. ◼ Mr. Tadlock previously served as Vice President and Chief Administrative Officer since March 2018, and has also served as VP of Corporate Services since June 2017. He has worked with Cactus LLC since its founding in 2011 as a Board observer. ◼ Mr. Tadlock previously worked at Cadent Energy Partners, where he served as a Partner from 2014 to 2017. ◼ Mr. Tadlock graduated from Princeton University in 2001 with a Bachelor of Science in Engineering and from the Wharton School at the University of Pennsylvania in 2007 with a Master of Business Administration. David Isaac Vice President of Administration and General Counsel ◼ Mr. Isaac has served as Vice President of Administration and General Counsel since September 2018. ◼ Mr. Isaac previously worked at Rockwater Energy Solutions, Inc. and most recently served as Senior Vice President of Human Resources and General Counsel. ◼ Mr. Isaac previously was the Vice President of Human Resources and General Counsel of Inmar, Inc. ◼ Mr. Isaac graduated from The College of William & Mary in 1983 with a Bachelor of Arts in Economics and from The Ohio State University in 1986 with a Juris Doctor. Executive Team

4 Experienced Management Team with Significant Equity Ownership & Strong Industry Relationships Innovative and Differentiated Products & Services That Drive Margin Stability Through the Cycle A Leading Pure Play Wellhead and Pressure Control Equipment Solutions Provider for Onshore Markets Returns Focused with Large Net Cash Balance Dynamic & Variable-Cost Operating and Manufacturing Capabilities 5 4 3 2 1 Through-Cycle Outperformance Investment Highlights

5 Product 57% Rental 23% Field Service and Other 20% 9.6% 23.9% 26.5% 27.5% 27.8% 2016 2017 2018 2019 LTM Q1 2020 $32.2 $112.1 $212.6 $229.0 $224.1 2016 2017 2018 2019 LTM Q1 2020 $155.0 $341.2 $544.1 $628.4 $623.7 2016 2017 2018 2019 LTM Q1 2020 Revenue ($ in millions) Q1 2020 LTM Revenue by Type ◼ Bakken ◼ Eagle Ford ◼ Permian Company Overview *Product Revenue Includes Drilling and Production Consumables Cactus designs, manufactures, sells and rents highly engineered products which yield greater pad drilling and completions efficiencies while enhancing safety Selected Active Basins Source: Company filings. 1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) Net Capital Expenditures equals net cash flows from investing activities. Adjusted EBITDA(1) – Net Capital Expenditures(2) as % of Revenue 33.4% Margin 37.1% Margin Adjusted EBITDA(1) ($ in millions) Adj. EBITDA(1) as % of Revenue ◼ DJ / Powder River ◼ Marcellus / Utica ◼ SCOOP / STACK ◼ Cooper, Australia 20.8% 32.9% 39.1% 36.4% 35.9% Q1 2020 $154.1 9 mos. ended 12/31/2019 $469.6 Q1 2020 $54.1 9 mos. ended 12/31/2019 $170.0

6 Proprietary Equipment Across Drilling, Completion, and Production Phases of a Well ◼ Designed for pad drilling and intense completion environments ◼ Principal products: SafeDrill® wellheads, frac related rentals and production trees ◼ Time savings can exceed 30 hours of rig time per well Drilling Production Completion (Frac) Technologically advanced wellhead and frac solutions deliver greater reliability and time savings Consumable Sale Consumable Sale Temporary Rental Cactus Also Provides Field Service, Installation & Maintenance

7 15 47 75 100 119 158 179 119 99 68 129 220 245 275 295 276 240 251 0.8% 2.5% 4.3% 5.9% 7.0% 8.9% 9.8% 14.4% 14.5% 17.5% 21.5% 24.4% 27.0% 26.6% 28.2% 29.3% 30.9% 32.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 0 50 100 150 200 250 300 350 400 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15 Jun-16 Dec-16 Jun-17 Dec-17 Jun-18 Dec-18 Jun-19 Dec-19 Mar-20 Cactus Rigs Followed Market Share 1,931 1,899 1,729 1,694 1,703 1,780 1,820 825 684 388 601 902 909 1,035 1,045 941 777 771 Historical U.S. Onshore Market Share(1) Source: Baker Hughes Rig Count Data, as published on the Friday on or immediately preceding the 15th day of each month presented, and Cactus analysis. 1) Represents the number of active U.S. onshore rigs Cactus followed divided by the total number of active U.S. onshore rigs, as of mid-month. The number of active U.S. onshore rigs Cactus followed represents the approximate number of active U.S. onshore drilling rigs to which Cactus was the primary provider of wellhead products and corresponding services during drilling, as of mid-month. Cactus believes that comparing the total number of active U.S. onshore rigs to which it is providing its products and services at a given time to the total number of active U.S. onshore rigs on or about such time provides Cactus with a reasonable approximation of its market share with respect to its wellhead products sold and the corresponding services it provides. U.S. Onshore Rigs (1) Market Leader with Strong Market Share Growth 2015 – 2016 Downturn Was Source of Significant Market Share Gains

Cactus is Built to Weather a Downturn

Well Prepared for a Downturn

- Management team that has operated through several industry cycles
- No material debt and over $230 million in cash[1]
- Highly variable cost structure
- Low capex requirements

Cactus playbook includes:

- Partner with customers to become more efficient
- Quickly reduce organizational costs
  - $60 million in announced payroll cost reductions implemented
- Continuous right-sizing including further wage cuts
- Significantly lower capital spending
- Focus on returns, margins and market share expansion

Strategy Confirmed in 2016

- ✓ Reported Adj. EBITDA[2] margins of 21%
- ✓ Generated positive free cash flow
  - Despite over $20mm of interest expense
- ✓ Opportunistically repurchased debt in the open market
- ✓ Reduced Net capital expenditures to $17 million
- ✓ Grew Product market share to over 21% by year-end 2016 from less than 10% at year-end 2014

2016 Gross Margins (Excluding Depreciation & Amortization)



70%
60%
50%
40%
30%
20%
10%
0%
21%
23%
57%
22%
Total Company (3)
Product
Rental
Field Service

Cactus Successfully Navigated the 2015 - 2016 Downturn

1) As of March 31, 2020.
2) Adjusted EBITDA is a non-GAAP financial measure. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP.
3) Total Company Gross Margin (excluding depreciation & amortization) includes selling, general & administrative expenses.

8

Historical Margin Stability & Defensive Balance Sheet

Trough Annual Adjusted EBITDA Margin [1][2][3]


22%
21%
16%
6%
6%
5%
4%
(2%)
(9%)
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H

Net Cash / (Debt) Position as of 3/31/2020 [4]


Net Cash Position
(Net Debt) Position
$343
$220
$123
$2
($23)
($263)
($290)
($506)
($887)
Peer E
Peer H
Peer C
Peer G
Peer D
Peer A
Peer B
Peer F

Combination of Superior Trough Margins and Clean Balance Sheet

Source: Factset, Company filings.

1) Peer data represents Adjusted EBITDA where available per company filings and presentations. Peers include: Apergy, Dril-Quip, Core Labratories, DMC Global, Hunting, National Oilwell Varco, Oil States International, Schoeller-Bleckmann. Cactus' computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.
2) Cactus data represents Adjusted EBITDA. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue.
3) Trough margin represents lowest annual Adjusted EBITDA margin during the period of 2014 – 2019.
4) Net debt calculated as principal value of debt and capital leases less cash & cash equivalents. Represents latest publicly available data.

9

Technologically Advanced Pad Drilling Wellhead Systems

Cactus SafeDrill®



Conventional Wellhead



SafeDrill® Advantages

Safety	Time Savings
✓ Fewer trips into confined space (cellar)	✓ Eliminates time consuming BOP manipulation
✓ No BOP manipulation after intermediate casing has been installed	✓ No waiting on cement after running casing strings
✓ No "hot work" required to cut casing with torch	✓ Mandrel hangers, pack offs run and set through BOPs

10

Innovations Enhance Rental Business Value Proposition

Complement & enhance legacy rental offerings while requiring no additional personnel

- Designed to significantly reduce non-productive time ("NPT") by increasing reliability and automation
- Increases safety and reduces costs by removing personnel from the exclusion zone
- Differentiated vs. competing offerings
- **SafeLink™**
  - Singular & continuous large bore connection between missile and multiple frac trees
  - Minimal space required
  - Reduces rig-up/down time, leaks and maintenance that cause NPT
- **SafeInject®**
  - Remotely operated method to perform frac tree maintenance and collect valuable data at wellsite
  - Eliminates need for personnel to enter exclusion zone
- **SafeClamp®**
  - Reliable method to connect the wireline lubricator to the frac tree without the need for human intervention within the exclusion zone
  - Reduces NPT associated with transition between wireline and frac operations


Legacy Setup


SafeLink™


SafeClamp®
SafeInject™
SafeLink™

11

12 U.S. Drilling Days Per 1,000 Lateral Ft. Source: Credit Suisse Research. 6.4 5.9 5.2 4.4 3.6 3.5 3.3 3.3 2.9 0 1 2 3 4 5 6 7 2011 2012 2013 2014 2015 2016 2017 2018 2019 Days U.S. Well Completions Utilizing Zipper Fracs 56% 61% 69% 76% 79% 50% 60% 70% 80% 90% 2017 2018 2019 2020E 2021E Pct Source: Raymond James, DrillingInfo. ◼ Faster drilling times translates into more wells drilled per rig ◼ More wells per rig drives more wellhead equipment demand per drilling rig in operation ◼ Cactus’ rental equipment is tailored toward more advanced completion techniques & difficult well conditions ◼ Larger pad sizes and zipper fracs drive more demand for Cactus’ rental equipment Improvements in Operator Efficiencies Beneficial to Cactus

13 Small Expenditures Can Have a Big Impact on Operators Components of Onshore Well Costs(1) ◼ Cactus offerings make up a relatively small portion of the overall cost to drill & complete a well ◼ Efficiency and reliability can cause a disproportionate amount of benefit for operators ◼ Operators prioritize cost savings on larger ticket items Cactus Value Proposition Completion 54% Cactus Rentals 1% Cactus Products 1% Drilling 29% Other 15% 1) Source: EIA and Management estimates.

14 DJ / Niobrara Powder River Basin Bakken SCOOP / STACK Haynesville Eagle Ford Utica Gulf Coast Bossier City, Louisiana Manufacturing Facility Marcellus Barnett ◼ Service centers support field services and provide repair services ◼ Well-diversified across all key producing basins ◼ Flexible cost structure at branches & Bossier City ◼ Leased facility arrangements reduce capital needs ◼ Ability to scale costs and right-size in real-time ◼ Minimal maintenance capex required for up-keep Service Centers Headquarters Manufacturing U.S. Operations Oil & Gas Basin Delaware Midland Suzhou, China Manufacturing Facility China Australia United States International Operations ◼ Forming key partnerships and expanding services in the Middle East in near-term ◼ Modest capital requirement for facilities ◼ Australian operations predominately natural gas focused ◼ Low fixed cost for Chinese manufacturing base limits impact from changes in activity levels Middle East Flexible and Scalable Operating Footprint

15 Responsive manufacturing in the U.S. supplemented by high volume production in China Bossier City Facility Suzhou Facility ◼ Rapid-response manufacturing of equipment ◼ 5-axis computer numerically controlled machines ◼ “Just-in-time” product capabilities allow Cactus to offer fast delivery time for parachute orders ◼ No near term capital needs following 2018 expansion ◼ Cash cost of operations is highly variable ◼ Less time-sensitive, high-volume wellhead equipment ◼ Wholly foreign owned enterprise (WFOE) ◼ Continue to increase product types assembled and tested in Suzhou ◼ Low cost of operation with low sensitivity to utilization ◼ Capacity has returned to normalized levels following extended 2020 Lunar New Year A Dynamic Manufacturing Advantage; Responsive, Highly Scalable and Lower Cost Highly Scalable and Low Fixed Cost Manufacturing Footprint

Experienced and Well Aligned Management Team with Strong Industry Relationships

- Management team is well incentivized as it owns more than 25% of the business
  - 2020 executive management salaries reduced by 33 - 55%
  - Performance share based compensation tied to Return on Capital Employed ("ROCE")
- Management team has built the foundation of this company over four decades
- Track record of building and successfully monetizing similar businesses
- Strength of leadership is attested by management and operating teams that joined from past ventures


1959
1975
1980
1985
1990
1995
2000
2005
2010
2015
Cactus Pipe founded (1959)
Scott Bender appointed President of Cactus Wellhead Equipment ("CWE"), a subsidiary of Cactus Pipe (1977)
Joel Bender appointed Vice President of CWE (1984)
CWE Merges with Ingram Petroleum Services, forming Ingram Cactus Company ("ICC")
Scott and Joel Bender become President and VP Operations, respectively, of ICC (1986)
ICC sold to Cooper Cameron Corporation (1996)
CAMERON
Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control ("WGPC")
WOOD GROUP
Steven Bender appointed Rental Business Manager of WGPC (2005)
Scott Bender leaves WGPC (2010)
WGPC Sold to GE Oil and Gas (2011)
Baker Hughes
Scott and Joel Bender found Cactus LLC with 18 key managers (2011)
Cactus, Inc. IPO (2018)
Cactus, Inc. initiates regular quarterly dividend (2019)

16

17 2019 Total Revenue by Customer Type 2019 Rental Revenue by Customer Type Majority of customer base represented by larger, well capitalized operators 2019 Product Revenue by Customer Type Note: Large E&P represents companies with market capitalization of over $1bn as of May 7, 2020 per FactSet. Well Established Relationships with High-Quality Customer Base Majors 9% Large E&P 54% SMID E&P 16% Private 20% Other 1% Majors 2% Large E&P 59% SMID E&P 15% Private 23% Other 1% Majors 25% Large E&P 41% SMID E&P 20% Private 14%

18 FTI DRQ WEIR NCSM SBO OIS HTG FET NOV 0.0% 10.0% 20.0% 30.0% 40.0% (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% Source: Company filings and Factset. Note: LTM Adj. EBITDA Margins based on latest publicly available data as of May 2020. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. 1) Cactus EBIT = Adjusted EBITDA – depreciation and amortization. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) ROCE reflects weighted average of 2015, 2016, 2017, 2018 and 2019. ROCE = (Adj. EBITDA less D&A) / (Average of the subject year and preceding year capitalization including capital leases). LTM Adjusted EBITDA Margin (%) ROCE(2) (2015 – 2019) (%) (1) Returns & Margins Have Outperformed Peers

19 Goodwill, Intangible, Long-Lived & Other Asset Impairment Expenses ($mm) (2015 – 2020) Note: Peers include: Apergy, Dril-Quip, Core Labratories, DMC Global, Hunting, National Oilwell Varco, Oil States International, Schoeller-Bleckmann. Source: Company filings and annual reports. Cactus Has Recorded Zero Impairment Charges Through the Cycle History of Prudent Investment Strategy $0 $689 $610 $312 $179 $122 $49 $29 $- $250 $500 $750 $1,000 WHD Peer A Peer B Peer C Peer D Peer E Peer F Peer G Peer H $10,597 ($mm)

Clean Balance Sheet & Low Capital Intensity

Balance Sheet & Capital Summary

- March 31, 2020 cash balance of $230.2 million
- Full availability of $75.0 million asset-based revolving credit facility ($50.0 million accordion)
- Track record of free cash flow generation through previous downturns
  - Expect meaningful working capital cash inflow in 2020
- Ability to quickly scale back growth capital expenditures
  - Minimal maintenance capex
- Full year 2020 net capital expenditure guidance reduced to $20 to $30 million
  - Majority planned for the first half of the year
  - Annual run-rate of approximately $10mm by year-end

Adjusted EBITDA[(1)] – Net Capital Expenditures[(2)] ($ in millions)


$14.8
$81.4
$144.4
$173.1
$173.7
Q1 2020
$45.8
9 mos. ended 12/31/2019
$127.9
2016
2017
2018
2019
LTM Q1 2020

Net Capital Expenditures[(2)] ($ in millions)


$17.4
$30.7
$68.2
$55.9
$50.4
Q1 2020
$8.3
9 mos. ended 12/31/2019
$42.1
2016
2017
2018
2019
LTM Q1 2020

Strong balance sheet with track record of cash flow generation

Source: Company filings.

1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, non-cash adjustments for the revaluation of the liability related to the tax receivable agreement, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP.

2) Net Capital Expenditures equals net cash flows from investing activities.

20

21 ◼ Product revenue continued to outperform the trajectory of the U.S. onshore rig count ◼ Innovations represented over 20% of Rental revenue ◼ Increased cash position by approximately $28mm during the quarter after $6mm in dividend & distribution payments First Quarter 2020 Performance Outlook ◼ Q2 2020 revenues expected to be down sequentially across all business lines due to significant U.S. activity declines ◼ Completion activity expected to meaningfully underperform the rig count in the near-term ◼ Cactus has already aggressively reduce costs ◼ $60 million of announced payroll-related cost savings implemented as of Q2 2020 ◼ Early customer indications suggest U.S. completion activity bottoming mid-year Recent Performance & Outlook

22 ◼ Product ◼ Potential for share gains given strong customer profile and operator search for efficiency gains ◼ Downturns typically drive increased rig efficiency as operators drop least efficient rigs ◼ More wells drilled per rig ◼ Opportunity to gain market share with Majors ◼ Rental ◼ Recent rental innovations potentially drive market share gains when activity resumes ◼ Introduction of additional completion technologies currently in development ◼ International ◼ Australian business predominantly natural gas- focused ◼ Forming key partnerships in the Middle East to provide platform for growth with modest capex Positive Developments with Limited Capital Required

23 3 4 5 6 At IPO Current Independent Directors Environmental Social Governance ◼ Cactus, Inc. is committed to reducing its impact on the environment. We will continue to strive to improve our environmental performance over time and to initiate projects and activities that will further reduce our impact on the environment. ◼ Cactus, Inc. is dedicated to improving lives and protecting human rights. We seek to make the world a better place by encouraging fairness, equal opportunity and human dignity. ◼ Our board of directors believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders ◼ Named executive officers agreed to implement base salary reductions of 25 – 50% as of March 2020 0.0% 1.0% 2.0% 3.0% WHD Peer A Peer B Peer C Peer D Peer E Peer F CEO 2019 Compensation as Pct of Market Cap Source: Company filings. 1) Market cap data per Factset as of May 7, 2020. Peers include Apergy, Dril-quip, CoreLabs, Oil States International, DMC Global and National Oilwell Varco. ◼ All manufacturing facilities API and ISO 9001 certified to ensure the highest level of quality and safety ◼ Products & equipment reduce the need for personnel and equipment at the well site and oil & activities’ impact on the environment (1) Cactus Is Committed to ESG Base Salary 14% STI Target 14% LTI 72% 86% at risk CEO Target Pay Mix

Appendix

25 Public Float 63% Management & Employees 26% Cadent Energy Partners 11% Ownership Profile (4) Company Organizational Structure Source: Company filings. 1. As of April 28, 2020. Excludes effect of dilutive securities. 2. As of May 7, 2020. Market capitalization utilizes total shares outstanding. 3. As of March 31, 2020; debt not inclusive of operating leases. 4. As of April 28, 2020. Management and employees made up of Cactus WH Enterprises and Lee Boquet. CW Unit Holders Public Investors Cactus, Inc. (NYSE: WHD) Cactus Wellhead, LLC (operating subsidiary) Subsidiaries Ticker WHD (NYSE) Class A Shares Outstanding (1) 47.4mm Class B Shares Outstanding (1) 28.0mm Total Shares Outstanding (1) 75.4mm Market Capitalization (2) ~$1.2bn Debt & Finance Leases (3) $10.5mm Cash and Cash Equivalents (3) $230.2mm Quarterly Dividend Per Share $0.09 Annual Dividend Yield (2) 2.3% Company Profile Organizational Structure (1) Class A Common Stock (62.9% voting power) Class B Common Stock (37.1% voting power) 28.0mm CW Units (37.1% economic rights) 47.4mm CW Units (62.9% economic rights) 100% Class A & Class B Shareholders Have Equal Voting Rights

Cactus Equipment Positioned on a 4-Well Pad



4
2
4
3
4
1



1

1 Product Sold

- Wellheads are required by each well over production life
- One of the first pieces of equipment to be installed
- Cactus wellheads installed below surface

2 Equipment Rented

- Frac stacks are connected to the wellhead for the fracturing phase of a well
- Must reliably withstand all liquids and proppants that are pumped downhole to fracture

3 Equipment Rented

- Zipper manifolds used during the fracturing process
- Allow fracing to seamlessly shift from well to well without connecting and disconnecting high-pressure equipment

4 Services Provided

- Variety of equipment to install and service pressure control equipment, such as high-pressure flow iron, closing units, crane trucks, grease units and testing units

Product Sold

- Production trees (not pictured above) are installed on the wellhead after the frac stacks are removed
- Manage the production flow over the life of the well

26

Note: Cactus equipment shown not inclusive of recent innovations described on slide 11.

Non-GAAP Reconciliation

($ in thousands)	Year Ended December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	Three Months Ended March 31, 2020	March 31, 2019
Net income (loss)	$156,303	$150,281	$66,547	($8,176)	$21,224	$33,098	$48,446
Interest (income) expense, net	(879)	3,595	20,767	20,233	21,837	(410)	(23)
Income tax (benefit) expense	32,020	19,520	1,549	809	784	7,497	(973)
EBIT	187,444	173,396	88,863	12,866	43,845	40,185	47,450
Depreciation and amortization	38,854	30,153	23,271	21,241	20,580	10,980	8,881
EBITDA	**$226,298**	**$203,549**	**$112,134**	**$34,107**	**$64,425**	**$51,165**	**$56,331**
Severance expenses	-	-	-	-	-	1,007	-
Revaluation of tax receivable agreement liability	(5,336)	-	-	-	-	-	-
Secondary offering related expenses	1,042	-	-	-	-	-	1,042
(Gain) loss on debt extinguishment	-	4,305	-	(2,251)	(1,640)	-	-
Stock-based compensation	6,995	4,704	-	361	359	1,973	1,676
Adjusted EBITDA	**$228,999**	**$212,558**	**$112,134**	**$32,217**	**$63,144**	**$54,145**	**$59,049**
Revenue	**$628,414**	**$544,135**	**$341,191**	**$155,048**	**$221,395**	**$154,139**	**$158,875**
Adjusted EBITDA Margin	*36.4%*	*39.1%*	*32.9%*	*20.8%*	*28.5%*	*35.1%*	*37.2%*

Important Disclosure Regarding Non-GAAP Measures

EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, and equity offering expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue.

Our management believes EBITDA and Adjusted EBITDA are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA and Adjusted EBITDA because we believe they provide useful information regarding the factors and trends affecting our business.

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28 John Fitzgerald Director of Corporate Development & Investor Relations 713-904-4655 IR@CactusWHD.com Investor Relations Contact